Exhibit 10.1

DOMAIN NAME PURCHASE AND TRANSFER AGREEMENT

THIS DOMAIN NAME PURCHASE AND TRANSFER AGREEMENT (“Agreement”) is made and entered  into as of August 22, 2020 (the “Effective Date”) by and between One Water Assets & Operations, LLC, a Delaware limited liability company (“Purchaser”), and Boats4Sale.com, LLC, a Georgia limited liability company (“Seller”).

WHEREAS, Seller is the owner of the internet domain name “www.boatsforsale.com” (the “Domain Name”) and is the registrant of record for the Domain Name with Registry (“Registrar”); and

WHEREAS, Purchaser wants to purchase from Seller all of Seller’s rights, title, and interest in and to the Domain Name and any and all goodwill associated therewith; and

WHEREAS, Seller has agreed to sell, assign, transfer, and deliver to Purchaser all of its rights, title, and interest in and to the Domain Name, including any and all goodwill associated therewith subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller (each, separately, a “Party” or together, collectively, the “Parties”) agree as follows:

1.          Assignment and Transfer.  Subject to performance hereof, Seller hereby irrevocably sells, assigns, and transfers to Purchaser all of Seller’s and its Affiliates’ rights, title, and interest in and to the Domain Name and any goodwill associated therewith (the Domain Name and any goodwill associated therewith shall hereinafter collectively be referred to as the “Domain Name’’).  Purchaser hereby accepts such assignment and transfer.  Subject to performance hereof, Seller hereby irrevocably consents and authorizes the Registrar to transfer this Domain Name to Purchaser in accordance with the regular transfer procedures of Registrar.  Seller and its Affiliates, directors, officers, members, managers and employees shall hereafter take such other actions and execute such other agreements and instruments as are reasonably deemed necessary by Purchaser or the Registrar to document Seller’s assignment and transfer of the Domain Name to Purchaser.  Seller will cooperate promptly in facilitating the transfer to Purchaser of the Domain Name with the Registrar and will follow the rules designated by the Registrar to effect such transfer, including promptly responding to any correspondence sent to Seller from the Registrar confirming the transfer of the Domain Name to Purchaser.  For the purposes of this Agreement, “Affiliate” means, with respect to a Party hereto, any entity that, directly or indirectly, controls, is controlled by, or is under common control with such Party, and “control” means the direct or indirect possession of the power to direct or cause the direction of the management and policies of another entity, whether through the ownership of voting securities, by contract or otherwise.

2.          Payment.  In full consideration of Seller’s transfer to Purchaser of all rights, title, and interest in and to the Doman Name, Purchaser shall pay the total sum of THREE HUNDRED NINETY-SIX THOUSAND, SEVEN HUNDRED SIXTY-NINE AND ZERO /100S U.S. DOLLARS ($396,769.00) (the
 “Purchase Price”) to Seller.  Purchaser agrees to wire the total Purchase Price in immediately available funds directly to Seller contemporaneously with the execution of this Agreement by both Parties.  Purchaser and Seller shall each deliver executed copies of this Agreement to Godaddy.com, which is the registrar of the Domain Name (“Registrar “), to confirm the sale of the Domain Name pursuant to this Agreement.  The Parties also agree to cooperation and perform any additional actions required by the Registrar to effectuate the complete and proper transfer of the Domain Name from Seller to Purchaser.

3.          Future Use of Domain Name and Website. ꞏOnce Purchaser becomes the owner of the Domain Name, Seller and its Affiliates shall not make any use, either for their own benefit or for the benefit of any other person or entity, of the Domain Name.  As of the date of the closing of the transaction described herein, Purchaser shall, as the sole owner of the Domain Name, have the exclusive right to use or otherwise transfer the Domain Name.

4.          Representations and Warranties of Purchaser.  Purchaser represents and warrants that (i) Purchaser has full power and authority to enter into this Agreement, and the terms of service of Escrow Agent, and will be bound by and perform its obligations under this Agreement;  (ii) this Agreement, when signed  and delivered by Purchaser, will be duly and validly executed and delivered and will be the valid and binding obligation of Purchaser, enforceable against Purchaser, in accordance with its terms.  Purchaser further acknowledges and agrees to be responsible solely for determining its right to use the Domain Name and shall be solely liable for its use, misuse, or any action causing impairment or loss of the Domain Name subsequent to Seller’s transfer thereof to Purchaser.

5.          Representations and Warranties of Seller.  Seller represents and warrants that (i) Seller has full power and authority to enter into this Agreement and will be bound by and perform all its obligations provided under this Agreement; (ii) this Agreement, when signed  and delivered by Seller, will be duly and validly executed and delivered and will be the valid and binding obligation of Seller, enforceable against Seller, in accordance with its terms; (iii) neither the signing and delivery of this Agreement by Seller, nor the performance by Seller of its obligations under this Agreement, will violate any law, statute, rule, or regulation or order, judgment, injunction, or decree of any court, administrative agency, or governmental body applicable to Seller; (iv) Seller has not taken any action to assign, transfer, or encumber the Domain Name; (v) Seller is not legally bound by any agreements or obligation relating to the Domain Name that could (a) obligate Seller or Purchaser to license or otherwise grant rights to any other person or entity in the Domain Name (whether owned or used by Seller or Purchaser), (b) result in a claim against or lien on the Domain Name, or (c) prohibit the arrangements contemplated hereby or result in a claim with respect to the Domain Name; (vi) Seller owns and possesses all rights, title, and interest in and to the Domain Name and its related website; (vii) Seller has no knowledge of any existing threatened or known claims or liabilities related to the use of the Domain Name; and (viii) the Domain Name is free and clear of any liens, security interests, or other encumbrances.

OTHER THAN AS PROVIDED IN THIS AGREEMENT, SELLER DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.  SELLER DOES NOT MAKE ANY WARRANTY THAT THE DOMAIN NAME(S) WILL MEET PURCHASER’S REQUIREMENTS, OR THAT PURCHASER WILL BE ABLE TO ATTAIN ANY SPECIFIC RESULTS OR VALUE ASSOCIATED WITH THE DOMAIN NAME(S) OR THE USE THEREOF.

6.          Entire Agreement.  This Agreement and any schedules or exhibits hereto constitute the entire agreement of Seller and Purchaser with respect to the subject matter hereof and supersede any prior or contemporaneous agreements (whether written or oral) between the Parties with respect to the subject matter contained herein.  This Agreement may be amended or modified only by a writing signed by each Party hereto.

7.          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed, recognized, treated and qualified as an original signed instrument, and will be deemed fully executed when both Parties have affixed authorized signatures, whether or not on a single page.  Signatures received via facsimile or electronic portable document format shall be as legally binding for all purposes as an original signature.

8.          Successors and Assigns.  This Agreement shall bind and inure to the benefit of the Parties and their respective Affiliates, successors and assigns.  Purchaser may freely assign its rights hereunder.

[SIGNATURES ARE PROVIDED ON THE NEXT PAGE.]

DOMAIN NAME PURHCASE AND TRANSFER AGREEMENT
Purchaser:	One Water Assets & Operations, LLC
Seller:	Boats4Sale.com, LLC	Page 2

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date set forth above by and through their duly authorized agents.

PURCHASER:

ONE WATER ASSETS & OPERATIONS, LLC
a Delaware limited liability company

By:	ONE WATER MARINE HOLDINGS, LLC
a Delaware limited liability company and the sole Member of Purchaser

By:	/s/ Jack Ezzell

Name:	Jack Ezzell

Title:	Chief Financial Officer

SELLER:

BOATS4SALE.COM, LLC
a Georgia limited liability company

By:	/s/ Michael C. Smith

Name:	Michael C. Smith

Title:	Manager

DOMAIN NAME PURHCASE AND TRANSFER AGREEMENT
Purchaser:	One Water Assets & Operations, LLC	Signature Page
Seller:	Boats4Sale.com, LLC